401(k) Plan:	9 Months Ended
Sep. 30, 2023
K Plan
401(k) Plan:

Note 8. 401(k) Plan:

The 401(k) Plan, formerly entitled the KSOP Plan, was originally adopted in 1990 and was most recently restated effective January 1, 2021. The purpose of the 401(k) Plan is to offer retirement benefits to eligible employees of the Company. The 401(k) Plan provides for a salary deferral, a non-elective contribution of 3% of each eligible Participant’s annual compensation and discretionary contributions. Allocation of Class A common shares or cash to participants' accounts, subject to certain limitations, is at the discretion of the Board. Cash contributions for the 2022 plan year were approximately $140,000. As of September 30, 2023, no contributions by the Company had been made for the 2023 plan year.